UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 1, 2004

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

National City Center

115 W. Washington St., Suite 15 East

Indianapolis, IN  46204

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code      (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

On October 1, 2004 Simon Property Group, Inc. (“Simon Property”) issued an aggregate of 1,156,039 shares of its Series D 8% Cumulative Redeemable Preferred Stock, par value $.0001 per share (the “Series D Preferred Stock”) to a total of thirty-two persons.  The consideration for the issuance of the Series D Preferred Stock was the exchange of an equal number of 8% Cumulative Redeemable Preferred Units of Simon Property’s subsidiary, Simon Property Group, L.P.  The issuance of the Series D Preferred Stock was exempt from registration under Section 4(2) of the Securities Act of 1933 as a transaction not involving a public offering of securities.  The Series D Preferred Stock represents “restricted securities” within the meaning of Rule 144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2004

SIMON PROPERTY GROUP, INC.

By:	/s/ STEPHEN E. STERRETT
Stephen E. Sterrett
Executive Vice President and
Chief Financial Officer